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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 19, 2003
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                             FLEMING COMPANIES, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Oklahoma                        1-8140                48-0222760
------------------------------        --------------        ------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


  1945 Lakepointe Drive, Lewisville, Texas                       75057
  ----------------------------------------                     ---------
  (Address of Principal Executive Offices)                     (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
                                                    --------------



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 1, 2003, Fleming Companies, Inc. (the "Company") and its direct and indirect United States operating subsidiaries (the Company and such subsidiaries collectively referred to herein as the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 03-10945) (Jointly Administered) (the "Chapter 11 Case").

         In connection with the Chapter 11 Case, on May 19, 2003, the Bankruptcy Court granted a motion, and on May 20, 2003 entered an order on the docket (the "NOL Order"), to assist the Debtors in preserving their net operating losses by prohibiting all purchases, sales or other transfers of equity securities in the Debtors by Substantial Equityholders (as defined below) or that result in a person or an entity becoming a Substantial Equityholder or ceasing to be a Substantial Equityholder. The NOL Order will remain in effect until the Bankruptcy Court holds a hearing to consider the appropriateness of the order on a final basis. The hearing is currently set for June 4, 2003. In general, the NOL Order applies to any person or entity that, directly or indirectly, beneficially owns equity securities of any of the Debtors with an aggregate fair market value equal to or greater than five percent (5%) of the fair market value of the common stock of the Company (such a person or entity, a "Substantial Equityholder"). Pursuant to the NOL Order, any purchase, sale or other transfer of equity securities in the Debtors in violation thereof will be null and void.

         The above summary of certain terms of the NOL Order is qualified in its entirety by the NOL Order and the related motion (including exhibits thereto), which are attached as Exhibit 99.1 hereto and hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.2 referenced below and the information set forth therein is deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

         99.1     NOL Order and related motion (including exhibits thereto).

         99.2     Press Release issued May 22, 2003.



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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 22, 2003, the Company issued a press release announcing the matter referenced in Item 5 hereof. A copy of such press release is furnished as
Exhibit 99.2 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein are deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FLEMING COMPANIES, INC.



Date: May 22, 2003             By: /s/ Peter S. Willmott
                                   ---------------------------------------------
                                   Peter S. Willmott
                                   Interim Chief Executive Officer and President























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                                  EXHIBIT INDEX

Exhibit Number     Description
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
99.1               NOL Order and related motion (including exhibits thereto).

99.2               Press Release issued May 22, 2003.